CONFIDENTIAL

The 2014 Growth Conference

Growing Non-Traditional Business Segments
May 1, 2014

River Branch Capital LLC

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted Basel III regulatory capital reforms and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

Forward-Looking Statements—Cont'd.

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2013. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

Non-GAAP Financial Measures

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Table of Contents

Corporate Growth in the U.S. Banking Industry

- **Corporate growth in the US banking industry is generally measured in terms of financial statement dynamics**
  - Examples: asset scale, top line revenue and bottom line earnings results
- **These measures are assessed on both an absolute results-comparative basis as well as to a peer group with common size, geography and/or business models**
- **Boards of directors should examine growth on a market share basis**
  - Due to the U.S. economy's current pattern of low growth, corporate growth will most likely be achieved by gaining incremental market share at the expense of competitors
- **Industry experts have been debating the rate of return effect of scale economies for decades**
  - Many Darwinian clichés exist such as "grow or die" or "if you're not a buyer you're a seller" imply a necessity for growth
- **Is the new threshold to remain independent $1bn in assets?**

Bank RoE Remains under Pressure

Pressures on the fundamental drivers of Bank RoE are well known.

"At the end of the day, because of regulatory costs, because of the competitiveness in this market for earning assets, because of the regulations related to concentrations and the like, a lot of these banks aren't going to be able to thrive like they were and many of them are very tired" – Ed Wehmer, CEO, Wintrust



Return on Average Equity
Return on Avg Assets
x
Assets / Equity
Capital Requirements
Durbin / CFPB
Earning Assets / Avg Assets
x
NIM on Earning Assets
Fed Monetary Policy
NIM / Avg Assets
+
Non-Operating Margin / Avg Assets
–
Taxes / Avg Assets
+
Non-Interest Margin / Avg Assets
Non-Interest Income / Avg Assets
–
Non-Interest Expense / Avg Assets
Compliance & Healthcare

Economic forces include stagnant GDP growth, high trade and budget deficits, the influence of demographic change, and most prominently, the impact of historically low interest rates

- These economic forces are partially being offset by improving unemployment, consumer confidence and home value trends, as well as a return of manufacturing activity to pre-crisis levels

Market forces include the emerging impact of mobile banking, the growing influence of social media and societal comfort with self-service

- Changing role of the traditional branch as the primary channel for delivering banking services

Counteracting "New Normal" Forces in the Banking Industry

- **All banks motivated to counteract the adverse impact of these new normal forces by executing operating plans driven by concerted efforts to enhance efficiency, productivity and growth**
- **Efficiency is vital to achieving optimal asset returns**
  - However, if executed poorly it can lead to an adverse customer experience and retention, lack of managerial depth and constraints on capacity for growth
- **Productivity can be a vital fulcrum for engineering growth**
  - Productivity in and of itself does not require head count reduction or a given level of asset size
  - Productivity enhancement encompasses a commitment to manage the all-in organizational cost of utilizing resources and focuses on leveraging the best available talent for a given role
    - End result is an increased level of revenue per employee
- **Efficiency and productivity are both key elements in positioning a bank to grow**
- **Growth is a key weapon in battling the adverse effects of the new normal operating environment**

Organic Growth Strategy

- **Organic growth is achieved by making investments deemed to be internal to the firm**
  - Internal investments could be made in the bank's existing business platform or in a new business line or activity
- **Organic growth in the context of U.S. banks includes not only growth sustained from legacy branches but also growth pursued through development of new branches**
  - Achieving organic growth via opening new branches flies in the face of an ongoing banking industry debate over the future role and relevance of traditional brick and mortar branches
  - Led by a trend exhibited by the largest institutions, numerous banks are moving toward smaller branches
  - Increased customer utilization of ATMs and online and mobile banking channels is influencing industry perspectives on traditional branches
  - Banks are staffing their branches with more productive personnel who must master the product set to effectively sell it
- **Organic growth can also include growth from new product lines, expanded service capacity such as trust and wealth management, and recruitment of talented bankers from competitors**

Characteristics of Successful Organic Growth Banks

- **One specific common denominator among organic growth banks is a robust and diverse lending platform along with a proven credit culture and process**

- **Banks that sustained industry leading organic growth during or after the business contraction exhibited:**
  - (1) a best practices credit review and approval protocol, (2) a diverse lending capability generally centered on a C&I or business lending nucleus, balanced with single, multi-family and commercial real estate and specialty niche lending

- **These successful "organic growers" tend to have the specialized lender depth and diversity of product to execute a team coverage approach to the commercial and private banking customer**
  - If you don't have the credit engine, you may not be successful pursuing aggressive growth whether through organic means or mergers and acquisitions

Table of Contents

History of QCR Holdings

1993	Founded by Mike Bauer and Doug Hultquist - $14 million IPO
1994	Quad City Bank & Trust* – Currently $1.25 Billion in Assets
1995	Quad City Bancard Formed
2001	Cedar Rapids Bank & Trust* – Currently $804 Million in Assets (includes Community Bank & Trust)
2005	Rockford Bank & Trust* – Currently $339 Million in Assets
2005	Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC
2007	First Wisconsin Bank & Trust* – Milwaukee, WI
2008	Quad City Bancard sells Merchant Acquiring Business
2008	Sale of First Wisconsin Bank & Trust – Milwaukee, WI
2012	Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC – Currently $136 Million in Assets
2013	Quad City Bank & Trust Sells its credit card portfolio & servicing to Fifth Third Bank – January 31, 2013
2013	QCR Holdings acquires Community National Bancorporation and Community National Bank (CNB) on May 13, 2013
2013	Community National Bank merges with Cedar Rapids Bank & Trust on October 26, 2013 and begins operating as a division of Cedar Rapids Bank & Trust under the name Community Bank & Trust. (QCR Holdings sells Mason City, IA branches of CNB to Clear Lake Bank & Trust on October 4, 2013 and Austin, MN branches of CNB to Eastwood Bank on October 11, 2013.) (Assets included with Cedar Rapids Bank & Trust – above)

Corporate Overview

QCR Holdings, Inc. - Founded in 1993 Headquartered in Moline, IL

SYMBOL – QCRH

$2.39 Billion in Assets

$1.46 Billion in Loans

$1.65 Billion in Deposits

14 Facilities
Quad City Bank & Trust (5)
Cedar Rapids Bank & Trust (2)
Rockford Bank & Trust (2)
m2 Lease Funds LLC (1)
Community Bank & Trust * (3)

Shares Outstanding:
7.9 Million

Ownership:
Company Benefit Plans 7.7%
Institutional & Mutual Funds 13.3%
Insiders 13.8%


Madison
Milwaukee
Waukesha
Racine
Kenosha
Janesville
Dubuque
Rockford
Freeport
Waukegan
Schaumburg
Chicago
Naperville
Joliet
Davenport
Clinton
Iowa City
Coralville
Cedar Falls
Platteville
Dekalb
Elgin

* Community National Bank (CNB) became Community Bank & Trust effective 10/26/13

CONFIDENTIAL

Top 25 MSAs / Iowa and Illinois

LARGEST MSA'S – ILLINOIS & IOWA

MSA	Deposits	Banks	Branches	Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Joliet-Naperville	327,667	210	3,145	9,543,629	1.5%	56,994	19.7%
Saint Louis	64,944	132	938	2,835,935	1.4%	51,224	14.4%
Omaha-Council Bluffs	25,868	70	341	883,619	5.1%	51,810	18.2%
Des Moines-West Des Moines	12,553	48	225	585,247	7.5%	55,247	21.5%
Davenport-Moline-Rock Island	7,718	39	152	383,562	1.8%	45,173	19.0%
Peoria	6,720	41	162	383,377	1.8%	50,315	15.9%
Rockford	6,069	24	101	349,061	1.8%	48,852	14.4%
Cedar Rapids	5,289	38	106	262,680	4.4%	50,651	20.4%
Champaign-Urbana	4,989	33	104	235,359	2.7%	47,127	16.3%
Springfield	4,923	27	91	212,755	2.5%	50,388	13.6%
Ottawa-Streator	3,688	33	86	155,165	-0.5%	46,650	13.1%
Iowa City	3,202	21	61	155,912	7.0%	52,054	19.7%
Waterloo-Cedar Falls	2,960	22	70	170,078	2.5%	44,046	21.2%
Sioux City	2,909	30	74	143,803	1.3%	43,077	21.0%
Bloomington-Normal	2,749	26	58	171,166	3.2%	56,367	19.7%
Dubuque	2,444	10	41	95,669	4.5%	46,149	18.7%
Ames	2,075	17	38	91,436	5.0%	47,863	19.0%
Quincy	1,914	20	46	77,631	0.5%	41,590	17.4%
Kankakee-Bradley	1,879	18	43	114,328	2.2%	49,731	15.2%
Galesburg	1,871	17	32	70,573	-0.1%	37,347	13.1%
Paducah	1,869	15	44	99,213	1.1%	38,496	14.6%
Decatur	1,834	14	41	111,271	0.3%	42,983	18.0%
Cape Girardeau-Jackson	1,799	17	47	97,654	3.5%	39,827	23.2%
Effingham	1,502	11	21	34,536	0.9%	45,023	14.6%
Sterling	1,438	16	30	58,868	0.0%	41,101	17.4%
High	**327,667**	**210**	**3,145**	**9,543,629**	**7.5%**	**$56,994**	**23.2%**
Low	**1,438**	**10**	**21**	**34,536**	**-0.5%**	**$37,347**	**13.1%**
Median	**2,960**	**24**	**70**	**155,912**	**1.8%**	**$47,127**	**18.0%**

Source SNL Financial. Deposit data as of June 30, 2013. Growth rates for the period 2012 – 2017.

Top MSAs by projected median household income change, 2013-2018

Metropolitan/micropolitan statistical area	Change (%)	Median household income ($)* 2018	Median household income ($)* 2013
Portland-South Portland, ME	34.61	75,011	55,725
Des Moines-West Des Moines, IA	34.41	76,349	56,802
Sioux Falls, SD	34.24	73,442	54,711
Iowa City, IA	32.69	69,653	52,493
Cedar Rapids, IA	30.78	67,944	51,952
Omaha-Council Bluffs, NE-IA	30.50	71,037	54,433
Fargo, ND-MN	29.97	68,314	52,563
Bismarck, ND	29.55	73,507	56,741
Burlington-South Burlington, VT	28.68	76,259	59,264
Houston-The Woodlands-Sugar Land, TX	28.60	71,343	55,478

As of Feb. 7, 2014

Metropolitan/Micropolitan Statistical Areas with populations of less than 100,000 people were excluded.

* Median household income represents projections provided by ESRI.

Source: SNL Financial

SNL

Total Consolidated Assets



CAGR 1994-2013 24.03%
CAGR 1994-2007 32.26%
CAGR 2008-2013 8.32%
$2,500
$2,000
$1,500
$1,000
$500
$0
QCBT (1994)
CRBT (2001)
RB&T (2005)
CB&T (2013)
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12
Dec.13

IN MILLIONS OF DOLLARS

Corporate Overview

Community National Bank Founded in 1997
Headquartered in Waterloo, IA

Acquired by QCRH May 13,2013

COMMUNITY NATIONAL BANK

$ 277 Million in assets

$ 246 Million in deposits

$ 191 Million in loans

8 Facilities

Waterloo, IA (2)
Cedar Falls, IA (2)
Mason City, IA (2)
Austin, MN (2)

Shares Outstanding: 2.09 Million

Community National Bank Q4 2013

- Sale of Mason City Branches ($23MM loans/$55MM deposits)
- Sale of Austin Branches ($32MM loans/$36MM deposits)
- Merger of Charter into Cedar Rapids Bank & Trust

Resulting Pro forma
Cedar Rapids Bank & Trust

$ 804 Million in assets

$ 577 Million in deposits

$ 525 Million in loans

5 Facilities

Cedar Rapids, IA (2)
Waterloo, IA (2)
Cedar Falls, IA (1)

Community National Bank "brand" continues as:

COMMUNITY BANK & TRUST
A DIVISION OF CEDAR RAPIDS BANK & TRUST

Q4 2013

Recent Stock Metrics


2009-2013
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
2009
2010
2011
2012
2013
TBV/Share w/o AOCI
Stock Price
TBV/Share

	2009	2010	2011	2012	2013
Diluted EPS	($0.46)	$0.53	$0.92	$1.85	$2.08

Table of Contents

QCR Holdings Capital and Strategic Overview

Strategic Advantages	➤ **3 distinct (yet similar) operating charters** – Able to customize solutions by market ➤ **3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner** ➤ **Credit quality better than peers; historic growth better than peers** ➤ **Top 5 Deposit market share in Quad Cities and Cedar Rapids** ➤ **Top 10 Deposit market share in Rockford and Waterloo/Cedar Falls**
Non-Traditional Growth Opportunities	➤ **Opportunities in correspondent banking, wealth management, SBA/USDA lending, and leasing**
Capital Planning	➤ **Leverage non-common sources of capital to benefit common shareholders while:** – Continuing to redeem SBLF organically • Already redeemed $25.2m of $40.1m of SBLF issued in September 2011 – Continuing to grow TCE organically • Series E Preferred conversion added >100bps of TCE • Retained earnings has grown at a 20.6% CAGR since 2011 ➤ **Consider capital raise for additional accretive acquisition opportunities** ➤ **Capital plan is consistent with Basel III guidelines**

QCR Holdings Focus Areas for Improving Shareholder Value

Financial Initiatives	➤ **Meet EPS expectations by:** – Realizing cost savings from successful integration and conversion of CNB – Maintaining and improving net interest margin – Focus on improving ROAA and driving down Efficiency Ratio – Continuing to redeem Small Business Lending Fund preferred stock ➤ **Improve liquidity in stock**
Tactical Initiatives	➤ **Continue growing leasing business segment** ➤ **Expand correspondent banking** ➤ **Maximize SBA/USDA gains on loan sales and servicing income** ➤ **Grow wealth management income**

Leasing Segment Overview

Income for the leasing business has grown at a 17% CAGR since 2006.

- **Effective September 2012, Quad City Bank & Trust owns 100% of m2 Lease Funds**
  - Quad City Bank & Trust first acquired 80% ownership in August 2005
- **As of December 31, 2013, the business unit recorded assets of $136m and net income of $2.4m**
- **m2 Lease Funds operates out of Brookfield, WI, but also employs sales personnel outside of Brookfield**
- **Key leasing niches:**
  - Marine Equipment
  - Machinery/Machine Tools
  - Printing
  - Telecom
  - Health Care
  - Office Technology
  - Bakery


Wealth management 9%
Government Guaranteed Lending 9%
Correspondent banking 14%
Community banking 52%
Leasing 16%

Correspondent Banking Segment Overview

With dedicated bankers, QCRH is committed to correspondent banking as competitors have retreated.

- **Uniquely positioned due to veteran Correspondent bankers on our team**
- **Competitively positioned with software, systems and processes**
- **Depth of product offerings:**
  - Online Cash Management
  - Image Cash Letter System
  - Bank Stock Financing
  - Safekeeping Services
  - Trust and Investment Services
  - Fed Funds Lines
  - Loan participations
- **Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin**
- **160 relationships to date with total deposits of $258m as of 12/31/13 (non-interest bearing)**
- **Key competitors exited the market—LaSalle and Bankers Bank of Illinois**
- **Total Bank Stock Loans as of 12/31/13 total $61m, or 8.9% of total loans/leases**


Wealth management 9%
Government Guaranteed Lending 9%
Correspondent banking 14%
Community banking 52%
Leasing 16%

Government Guaranteed Lending Segment Overview

A Midwest leader in SBA and USDA lending, the segment makes up 9% of net income.

- **SBA Loans originated for the trailing twelve months ended 9/30/13:**
  - Quad City Bank & Trust ranked 3rd in the state of Iowa for Iowa chartered banks (dollar volume)
  - Cedar Rapids Bank & Trust ranked 1st in the state of Iowa for Iowa chartered banks (dollar volume)
  - Rockford Bank & Trust ranked 8th in the state of Illinois (# of loans)
- **USDA Lending for trailing twelve months ended 9/30/12:**
  - Cedar Rapids Bank & Trust ranked first in the state of Iowa (dollar volume)



Government Guaranteed Lending 9%
Wealth management 9%
Correspondent banking 14%
Community banking 52%
Leasing 16%

Note: 2013 USDA rankings will be released May 2014.

Wealth Management Segment Overview

Wealth management comprises 9% of QCR Holding's net income.

- **As of December 31, 2013 approximately $1.6B in trust (and related) accounts and $625m in brokerage (and related) accounts**
- **Competitively positioned due to our veteran team of wealth management professionals**
- **Uniquely positioned with software, systems and processes**
- **Depth of product offerings:**
  - Financial Planning
  - Asset Management
  - Trust Services
  - Estate Planning
  - Brokerage and RIA
  - Insurance
  - Family Office
  - Core Banking; Commercial & Consumer
  - Lending
  - Qualified Plans
- **Favorably positioned with market opportunities in western Illinois and eastern Iowa—big banks are going "up market"**



Wealth management 9%
Government Guaranteed Lending 9%
Correspondent banking 14%
Leasing 16%
Community banking 62%

Table of Contents

QCRH Segmented Valuation Range

RBC applied peer group multiples to QCRH's segmented LTM Net Income to attain valuation ranges.

IMPLIED EQUITY VALUE RANGES — LTM NET INCOME BASIS
($ in thousands)



$125
$100
$75
$50
$25
$0
$116.6
$105.3
$93.6
$31.8
$26.5
$21.2
$30.5
$27.5
$24.5
$23.7
$19.6
$15.4
$18.6
$17.6
$12.4
Community banking
Leasing
Correspondent banking
Government guaranteed lending
Wealth management

	Implied Valuation Ranges									
	Community banking		Leasing		Correspondent banking		Government guaranteed lending		Wealth management	
	Low	High	Low	High	Low	High	Low	High	Low	High
RBC Applied Multiple Range	12.0x	15.0x	12.0x	18.0x	12.0x	15.0x	11.0x	17.0x	12.0x	18.0x
LTM Net Income	$7.8	$7.8	$2.4	$2.4	$2.0	$2.0	$1.4	$1.4	$1.4	$1.4
Size Discount	0%	0%	25%	25%	0%	0%	0%	0%	25%	25%
Equity Value	**$93.6**	**$116.6**	**$21.2**	**$31.8**	**$24.5**	**$30.5**	**$15.4**	**$23.7**	**$12.4**	**$18.6**

Sum-of-the-Parts Analysis

The aggregate implied value of QCRH'S segments is greater than its current market cap.

SUM-OF-THE-PARTS VALUATION ANALYSIS
($ in millions)



Current Value
Implied Value Based on Low Peer Group Multiples
Implied Value Based on Median Peer Group Multiples
$250
$200
$150
$100
$50
$0
$136.5
$202.3
$93.6
$21.2
$24.5
$15.4
$12.4
$167.1
$202.3
$105.3
$26.5
$27.5
$19.6
$17.6
$196.5
$202.3
Mkt. Cap
Peer Group Median
Comm. Bnkng
Lending
Corresp. Bnkng
Gov't Guarant. Lending
Wealth Mgmt
Potent. Market Cap
Peer Group Median
Comm. Bnkng
Lending
Corresp. Bnkng
Gov't Guarant. Lending
Wealth Mgmt
Potent. Market Cap
Peer Group Median

					Peer Group Low		Peer Group Median	
Segment	Valuation Metric	LTM Net Income	Size Discount	% of Total LTM Net Income	Trading Multiple	Implied Valuation	Trading Multiple	Implied Valuation
Community banking	LTM Net Income	$7.8	0%	52.0%	12.0x	$93.6	13.5x	$105.3
Leasing	LTM Net Income	$2.4	25%	15.8%	12.0x	$21.2	15.0x	$26.5
Correspondent banking	LTM Net Income	$2.0	0%	13.6%	12.0x	$24.5	13.5x	$27.5
Government guaranteed lending	LTM Net Income	$1.4	0%	9.4%	11.0x	$15.4	14.0x	$19.6
Wealth management	LTM Net Income	$1.4	25%	9.2%	12.0x	$12.4	17.0x	$17.6
Sum-of-the-Parts	**LTM Net Income**	**$14.9**			**11.2x**	**$167.1**	**13.2x**	**$196.5**

Table of Contents

QCR Holdings Contact Information

QCR Holdings, Inc.
3551 Seventh Street
Moline, IL 61265
(309) 736-3584

Douglas M. Hultquist – President & CEO



Office: 309-743-7728
Email: dhultquist@qcrh.com

Douglas M. Hultquist is a certified public accountant and previously served as a tax partner with two major accounting firms.

He began his career with KPMG Peat Marwick in 1977 and was named a partner in 1987. In 1991, the Quad Cities office of KPMG Peat Marwick merged with McGladrey & Pullen. Mr. Hultquist served as a tax partner in the Illinois Quad Cities office of McGladrey & Pullen from 1991 until co-founding QCR Holdings in 1993. During his public accounting career, Mr. Hultquist specialized in bank taxation, taxation of closely held businesses, and mergers and acquisitions.

Mr. Hultquist served on the board of directors of the PGA TOUR John Deere Classic and was its Chairman for the July 2001 tournament. Mr. Hultquist serves on the board of United Fire Group, and is chair of its Risk Management Committee, is past chairman of the Augustana College board of trustees, a past president of the Quad City Estate Planning Council, past finance chairman of Butterworth Memorial Trust and previously served on the board of the Illinois Bankers Association. He is also a member of the American Institute of CPAs and the Iowa Society of CPAs, and was recently selected as the Iowa Society of CPAs' Outstanding CPA in Business and Industry for 2011. Mr. Hultquist is Vice Chair of the Quad Cities Chamber of Commerce board of directors.

He received his undergraduate degree from Augustana College in Accounting and Economics in 1977 and in 2009 received an Honorary Doctorate degree from the college. Along with co-founder Mr. Michael A. Bauer, Mr. Hultquist received the 1998 Ernst & Young "Entrepreneur of the Year" award for the Iowa and Nebraska region and was inducted into the Quad Cities Area Junior Achievement Business Hall of Fame in 2003.

River Branch Capital Contact Information

River Branch Capital
300 N. LaSalle St.
Suite 200
Chicago, IL 60654
Main: 312-244-6900

Steven P. Kent – President



Office: 312-244-6930
Email: skent@rbhllc.com

Steven P. Kent is President of River Branch Capital LLC ("RBC") and a member of River Branch Holdings' ("RBH") Board of Directors and Investment Committee.

Mr. Kent joined RBC in May 2011 from Keefe, Bruyette & Woods, Inc ("KBW"), where he served as Office Head and a Managing Director for 13 years. At KBW, Mr. Kent led the Chicago office in merger and acquisition transactions and capital markets activities for banks, thrifts and insurance, mortgage banking and finance companies, achieving a number one market share for Midwest regional bank transactions. Prior to joining KBW, Mr. Kent was a Managing Director and Head of the Financial Institutions Group at Robert W. Baird & Co. where he acted as a member of Baird's Board of Directors and Operating and Capital Commitment Committees. Prior to joining Baird in 1982, he was Vice President of Investments for Firstar Corporation.

Mr. Kent received a BA in Economics with honors from Ripon College and an MBA from the University of Wisconsin.

CONFIDENTIAL

QCRH Proxy Peer Comp Group

VALUATION COMPARISON

($ in millions, sorted by Total Assets)

				Total	Market	% from 52-Wk		Avg Daily	Price / LTM				TCE /	NPAs/	LTM		
Institution	Ticker	City	st	Assets	Cap	Hi	Lo	Vol	BV	TBV	EPS	PTPP	TA	Assets	Effcny	ROA	ROE
HTLF	Heartland Financial USA Inc.	Dubuque	IA	$5,924	$498	13%	20%	$0.61	1.39x	1.60x	13.2x	8.4x	5.3%	1.55%	76%	0.73%	9.0%
GSBC	Great Southern Bancorp Inc.	Springfield	MO	3,560	411	4%	33%	0.58	1.27x	1.29x	12.4x	7.5x	8.9%	3.12%	64%	0.89%	8.9%
BUSE	First Busey Corp.	Champaign	IL	3,540	504	7%	39%	0.69	1.47x	1.61x	20.0x	9.4x	8.9%	0.88%	65%	0.81%	7.0%
LKFN	Lakeland Financial Corp.	Warsaw	IN	3,176	665	3%	59%	2.46	2.06x	2.08x	17.3x	11.1x	10.0%	1.33%	51%	1.29%	12.5%
EFSC	Enterprise Financial Services	Clayton	MO	3,170	395	4%	54%	0.65	1.39x	1.59x	11.6x	6.7x	7.8%	0.90%	57%	1.06%	12.8%
THFF	First Financial Corp.	Terre Haute	IN	3,019	450	9%	18%	0.90	1.16x	1.31x	14.2x	7.7x	11.5%	1.37%	61%	1.06%	8.3%
MSFG	MainSource Financial Group	Greensburg	IN	2,860	349	7%	42%	0.39	1.14x	1.48x	13.6x	8.1x	8.4%	1.07%	67%	0.95%	8.4%
COBZ	CoBiz Financial Inc.	Denver	CO	2,801	465	7%	54%	1.00	2.08x	2.10x	17.5x	13.9x	7.9%	1.74%	73%	1.02%	10.3%
SYBT	S.Y. Bancorp Inc.	Louisville	KY	2,389	462	7%	49%	1.13	2.01x	2.04x	16.7x	9.8x	9.5%	1.18%	59%	1.22%	12.3%
HBIA	Hills Bancorp.	Hills	IA	2,168	350	0%	6%	0.00	1.43x	1.45x	13.5x	8.6x	11.1%	1.20%	56%	1.23%	11.1%
GABC	German American Bancorp Inc.	Jasper	IN	2,164	381	6%	45%	0.65	1.90x	2.16x	14.6x	10.2x	8.2%	0.55%	58%	1.25%	13.4%
WNRP	West Suburban Bancorp Inc.	Lombard	IL	2,018	147	0%	26%	0.04	NA	NA	NA	NA	NA	4.22%	75%	0.40%	4.8%
BKYF	Bank of Kentucky Finl Corp.	Crestview Hills	KY	1,867	287	5%	50%	0.50	1.58x	1.82x	14.4x	8.6x	8.6%	1.59%	58%	1.10%	11.4%
HBNC	Horizon Bancorp	Michigan City	IN	1,758	192	17%	20%	0.34	1.26x	1.49x	10.3x	6.8x	7.4%	1.16%	66%	1.13%	12.1%
MOFG	MidWestOne Financial Grp Inc.	Iowa City	IA	1,755	214	14%	9%	0.18	1.20x	1.27x	11.6x	7.1x	9.7%	0.81%	57%	1.06%	10.6%
FMBH	First Mid-Illinois Bancshares	Mattoon	IL	1,605	124	11%	0%	0.00	1.27x	1.79x	12.2x	5.0x	4.4%	0.44%	62%	0.94%	9.6%
MCBC	Macatawa Bank Corp.	Holland	MI	1,517	170	16%	14%	0.30	1.29x	1.29x	NM	18.0x	8.7%	7.04%	80%	0.63%	7.1%
WTBA	West Bancorp.	West Des Moines	IA	1,442	243	9%	50%	0.21	1.96x	1.96x	14.9x	9.6x	8.6%	0.73%	53%	1.17%	13.2%
MBWM	Mercantile Bank Corp.	Grand Rapids	MI	1,427	180	8%	25%	0.27	1.18x	1.18x	10.6x	9.2x	10.7%	2.79%	67%	1.22%	11.4%
FBIZ	First Business Finl. Svcs. Inc	Madison	WI	1,269	186	2%	85%	0.61	1.70x	1.70x	13.5x	9.2x	8.6%	1.31%	60%	1.10%	13.1%
Top Quartile								**0.66**	**1.80x**	**1.89x**	**14.8x**	**9.7x**	**9.6%**	**0.89%**	**67%**	**1.18%**	**12.4%**
Mean								**0.58**	**1.51x**	**1.64x**	**14.0x**	**9.2x**	**8.7%**	**1.75%**	**63%**	**1.01%**	**10.4%**
Median								**0.54**	**1.39x**	**1.60x**	**13.5x**	**8.6x**	**8.6%**	**1.25%**	**62%**	**1.06%**	**10.9%**
Bottom Quartile								**0.26**	**1.27x**	**1.38x**	**12.2x**	**7.6x**	**8.1%**	**1.63%**	**58%**	**0.93%**	**8.8%**
QCRH	**QCR Holdings Inc.**	**Moline**	**IL**	**2,395**	**136**	**6%**	**30%**	**0.22**	**1.15x**	**1.20x**	**8.3x**	**5.4x**	**4.7%**	**1.24%**	**71%**	**0.64%**	**10.2%**

Leasing Peer Comp Group

VALUATION COMPARISON
($ in millions, sorted by Market Cap)

Ticker	Company	4/1/14 Price	Market Cap	EV Value	MRY AUM ($B)	% from 52-Wk Hi	% from 52-Wk Lo	EV / Revenue LTM	EV / Revenue 2014E	EV / Revenue 2015E	EV / EBITDA LTM	EV / EBITDA 2014E	EV / EBITDA 2015E	EBITDA Margin LTM	EBITDA Margin 2014E	EBITDA Margin 2015E	P/E LTM	P/E 2014E	P/E 2015E
CONSUMER RENTAL																			
AAN	Aaron's	$30.24	2,177	2,033	NA	7%	16%	0.9x	0.9x	0.9x	8.2x	7.4x	7.0x	11.1%	12.0%	12.2%	19.1x	16.3x	15.4x
RCII	Rent-A-Center	$26.60	1,404	2,278	NA	35%	12%	0.7x	0.7x	0.7x	7.0x	7.0x	6.1x	10.5%	10.0%	10.9%	11.5x	11.5x	9.7x
Top Quartile								0.9x	0.8x	0.8x	7.9x	7.3x	6.8x	10.9%	11.5%	11.9%	17.2x	15.1x	13.9x
Mean								0.8x	0.8x	0.8x	7.6x	7.2x	6.5x	10.8%	11.0%	11.5%	15.3x	13.9x	12.5x
Median								0.8x	0.8x	0.8x	7.6x	7.2x	6.5x	10.8%	11.0%	11.5%	15.3x	13.9x	12.5x
Bottom Quartile								0.8x	0.7x	0.7x	7.3x	7.1x	6.3x	10.7%	10.5%	11.2%	13.4x	12.7x	11.1x
INDUSTRIAL EQUIPMENT RENTAL																			
URI	United Rentals	$94.94	9,176	16,174	NA	2%	112%	3.3x	2.9x	2.7x	12.0x	6.3x	5.7x	27.1%	46.0%	48.5%	26.1x	15.2x	12.1x
GMT	GATX	$67.88	3,125	6,611	NA	3%	55%	5.0x	4.5x	4.3x	12.8x	9.6x	8.6x	39.1%	45.9%	49.7%	18.9x	17.0x	15.0x
MGRC	McGrath Rentcorp	$34.96	900	1,189	NA	13%	24%	3.1x	3.0x	2.8x	13.4x	7.1x	6.6x	23.4%	41.9%	41.9%	20.9x	19.9x	17.8x
MINI	Mobile Mini	$43.36	2,027	2,548	NA	5%	72%	6.3x	5.8x	5.3x	17.7x	15.2x	13.1x	35.4%	38.2%	40.7%	NM	35.3x	27.3x
HEES	H&E Equipment Services	$40.45	1,424	2,109	NA	1%	138%	2.2x	2.0x	1.9x	17.4x	7.4x	6.6x	12.7%	27.5%	28.4%	32.1x	24.9x	19.1x
MIND	Mitcham Industries	$13.94	178	157	NA	24%	3%	1.6x	1.6x	1.5x	20.5x	3.7x	3.5x	7.9%	44.0%	42.5%	28.5x	23.0x	19.1x
ESSX	Essex Rental	$2.96	73	283	NA	35%	18%	3.0x	2.8x	2.3x	17.2x	14.1x	9.2x	17.2%	19.6%	24.8%	NM	NM	NM
GFN	General Finance	$7.90	192	523	NA	13%	99%	2.0x	2.0x	1.7x	9.6x	8.7x	6.9x	21.0%	22.6%	24.0%	NM	45.8x	21.9x
RRR	Red Rock Resources	$0.00	10	20	NA	74%	24%	5.1x	NA	NA	26.9x	NA	NA	19.1%	NA	NA	NM	NA	NA
Top Quartile								5.0x	3.4x	3.2x	17.7x	10.8x	8.8x	27.1%	44.7%	44.0%	28.5x	30.1x	20.5x
Mean								3.5x	3.1x	2.8x	16.4x	9.0x	7.5x	22.5%	35.9%	37.6%	25.3x	25.9x	18.9x
Median								3.1x	2.8x	2.5x	17.2x	8.1x	6.8x	21.0%	40.1%	41.3%	26.1x	23.0x	19.1x
Bottom Quartile								2.2x	2.0x	1.8x	12.8x	6.9x	6.4x	17.2%	26.2%	27.5%	20.9x	18.4x	16.4x
CONTAINER RENTAL																			
TGH	Textainer Group	$38.27	2,168	4,767	NA	10%	14%	9.0x	8.3x	7.5x	11.0x	10.2x	9.3x	82.1%	81.7%	81.4%	11.9x	11.5x	10.5x
TAL	TAL International	$42.87	1,442	4,166	NA	26%	11%	6.5x	6.4x	6.0x	7.8x	7.3x	6.7x	82.9%	87.3%	89.0%	10.1x	10.5x	9.8x
CAP	CAI International	$24.67	549	1,642	NA	19%	28%	7.7x	7.0x	6.3x	14.9x	8.1x	7.3x	51.8%	86.2%	86.8%	8.7x	8.2x	7.3x
Top Quartile								8.4x	7.6x	6.9x	12.9x	9.1x	8.3x	82.5%	86.7%	87.9%	11.0x	11.0x	10.1x
Mean								7.7x	7.2x	6.6x	11.2x	8.5x	7.7x	72.3%	85.1%	85.7%	10.3x	10.0x	9.2x
Median								7.7x	7.0x	6.3x	11.0x	8.1x	7.3x	82.1%	86.2%	86.8%	10.1x	10.5x	9.8x
Bottom Quartile								7.1x	6.7x	6.1x	9.4x	7.7x	7.0x	67.0%	84.0%	84.1%	9.4x	9.3x	8.5x
SMALL TICKET LEASING COMPANIES																			
ELRC	Electro Rent Corp.	$17.59	422	423	NA	18%	12%	1.7x	1.7x	1.6x	11.4x	NA	NA	15.3%	NA	NA	19.0x	17.9x	14.8x
MRLN	Marlin Business Services	$20.81	260	NA	NA	30%	4%	NA	NA	NA	NA	NA	NA	NA	NA	NA	16.6x	13.7x	12.0x
Top Quartile								7.5x	6.2x	5.5x	13.2x	7.1x	6.3x	61.2%	88.7%	87.1%	18.4x	15.9x	11.0x
Mean								7.3x	5.9x	5.2x	12.7x	6.8x	6.1x	59.6%	88.6%	86.2%	17.8x	15.6x	11.0x
Median								7.3x	5.9x	5.2x	12.7x	6.8x	6.1x	59.6%	88.6%	86.2%	17.8x	15.6x	11.0x
Bottom Quartile								7.1x	5.6x	5.0x	12.3x	6.5x	5.8x	57.9%	88.4%	85.3%	17.2x	15.3x	10.9x
LEASING SUMMARY																			
Mean								3.9x	3.5x	3.2x	13.9x	8.6x	7.4x	30.4%	43.4%	44.7%	18.6x	19.3x	15.1x
Median								3.1x	2.8x	2.5x	12.0x	7.4x	6.9x	21.0%	41.9%	41.9%	18.9x	16.6x	14.9x

CONFIDENTIAL

Wealth Management Peer Comp Group

VALUATION COMPARISON
($ in millions, sorted by Market Cap)

				MRY	% from 52-Wk		Market Cap		EBITDA Margin			P / E			Div	
		4/2/14	Market	AUM			Total	# of								
Ticker	Company	Price	Cap	($B)	HI	Lo	AUM	Employee	LTM	2014E	2015E	LTM	2014E	2015E	Yield	Payout
BROKER-DEALER																
RJF	Raymond James	$55.93	7,706	56	1%	42%	13.8%	$0.75	NA	16.8%	17.5%	20.1x	17.2x	15.3x	1.1%	20%
SF	Stifel	$49.76	3,172	166	4%	61%	1.9%	$0.58	NA	17.5%	19.1%	21.2x	17.5x	15.1x	NA	0%
Top Quartile							**10.8%**	**$0.71**	**NA**	**17.3%**	**18.7%**	**20.9x**	**17.4x**	**15.2x**	**1.1%**	**15%**
Mean							**7.8%**	**$0.67**	**NA**	**17.1%**	**18.3%**	**20.6x**	**17.3x**	**15.2x**	**1.1%**	**10%**
Median							**7.8%**	**$0.67**	**NA**	**17.1%**	**18.3%**	**20.6x**	**17.3x**	**15.2x**	**1.1%**	**10%**
Bottom Quartile							**4.9%**	**$0.62**	**NA**	**16.9%**	**17.9%**	**20.4x**	**17.2x**	**15.1x**	**1.1%**	**5%**
FUNDS																
TROW	T. Rowe Price	$82.35	21,624	692	2%	18%	3.1%	$3.92	49.6%	50.8%	51.5%	21.1x	18.5x	16.7x	2.1%	40%
AMG	Affiliated Managers	$200.05	10,654	537	9%	40%	2.0%	$8.10	35.3%	38.4%	39.6%	30.6x	17.6x	15.4x	NA	0%
EV	Eaton Vance	$38.16	4,684	281	14%	7%	1.7%	$3.71	36.2%	37.3%	37.6%	22.3x	16.2x	14.7x	2.3%	37%
LM	Legg Mason	$49.04	5,841	665	1%	67%	0.9%	$1.96	17.7%	17.9%	19.3%	24.9x	14.2x	12.3x	1.1%	15%
JNS	Janus Capital	$10.87	2,077	174	17%	38%	1.2%	$1.77	30.0%	31.5%	32.1%	17.5x	14.6x	12.5x	2.6%	38%
Top Quartile							**2.0%**	**$3.92**	**36.2%**	**38.4%**	**39.6%**	**24.9x**	**17.6x**	**15.4x**	**2.4%**	**38%**
Mean							**1.8%**	**$3.89**	**33.8%**	**35.2%**	**36.0%**	**23.3x**	**16.2x**	**14.3x**	**2.0%**	**26%**
Median							**1.7%**	**$3.71**	**35.3%**	**37.3%**	**37.6%**	**22.3x**	**16.2x**	**14.7x**	**2.2%**	**37%**
Bottom Quartile							**1.2%**	**$1.96**	**30.0%**	**31.5%**	**32.1%**	**21.1x**	**14.6x**	**12.5x**	**1.9%**	**15%**
Mean							**3.6%**	**$2.97**	**33.8%**	**30.0%**	**30.9%**	**22.5x**	**16.6x**	**14.6x**	**1.8%**	**21%**
Median							**1.9%**	**$1.96**	**35.3%**	**31.5%**	**32.1%**	**21.2x**	**17.2x**	**15.1x**	**2.1%**	**20%**